Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2015
Schedule of financial income (expense) [Table Text Block]
	2015	2014	2013
Interest income	18	31	59
Interest expense	(64)	(65)	(1,967)
Warrants exercises	330	83	-
Changes in fair value of the warrants	(2,377)	1,722	1,007
Total	(2,094)	1,771	(901)